SALE AND SETTLEMENT AGREEMENT

THIS SALE AND SETTLEMENT AGREEMENT ("Agreement") is made as of the 23rd day of July, 2010 by and among **TECHNIPOWER SYSTEMS, INC.** *f/k/a Solomon Technologies, Inc*, a Delaware corporation with its principal place of business at 14 Commerce Drive, Danbury, Connecticut ("Debtor"), **JEZEBEL MANAGEMENT CORPORATION**, a Florida corporation with its principal place of business at 2 Oliver Street, Suite 203, Boston Massachusetts or its designee (collectively, "Buyer") and **TECHNIPOWER, LLC**, a Delaware limited liability company with an address at 14 Commerce Drive, Danbury, Connecticut 06810 ("Company").

RECITALS

WHEREAS, Debtor acquired the Company in 2006 and, as the sole member thereof, owns 100% of the membership interests in the Company (the "LLC Interest") which interests are not subject to dilution or otherwise; and

WHEREAS, Corporacion Delinc, S.A. de C.V., a corporation organized under the laws of Mexico ("Delinc") is wholly owned by the Company and Debtor with Debtor owning one (1) share ("Purchased Share") and the Company owning all of the remaining issued and outstanding shares; and

WHEREAS, Debtor is obligated to Buyer and to those certain other secured creditors of Debtor set forth on **Schedule A** attached hereto and made a part hereof (collectively, without Buyer, the "Other Secured Creditors") pursuant to those certain Notes as set forth on **Schedule B** attached hereto and made a part hereof (collectively the "Senior Notes"), which Senior Notes are secured by a security interest in all assets of Debtor pursuant to an Amended and Restated Security Agreement dated March 16, 2005 (collectively the "Secured Obligations"); and

WHEREAS, the outstanding principal balance of Debtor's obligation to Buyer under the applicable Senior Notes ("Jezebel Principal Balance"), the accrued interest thereon as of July 15, 2010 ("Jezebel Interest") and the outstanding principal balances due the Other Secured Creditors including, without limitation, Coady Family LLC ("Coady") all under the Senior Notes (collectively, the "Secured Principal Balances"), are all as set forth on **Schedule C** attached hereto and made a part hereof; and

WHEREAS, on December 2, 2009, the Debtor filed a voluntary petition under Chapter 11 of the title 11 of the United States Code, 11 U.S.C. §§101 *et seq.* ("Bankruptcy Code") in the United States Bankruptcy Court for the District of Connecticut at Bridgeport ("Bankruptcy Court") under case number 09-52444 (AHWS) ("Bankruptcy Case"); and

WHEREAS, Debtor intends to file with and seek confirmation by the Bankruptcy Court of *Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Court*, to which this Agreement is to be attached as Exhibit A thereto ("Plan"); and

WHEREAS, subject to Bankruptcy Court approval, and in settlement of a portion of the Debtor's obligations to Buyer, Debtor desires to, among other things, transfer convey and assign to Buyer, the LLC Interest and the Purchased Share, and Buyer desires to cause its Designee to, among other things, purchase the LLC Interest and the Purchased Share from Debtor, all subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. **Sale and Agreement**. On the terms and subject to the conditions set forth in this Agreement including, without limitation, the approval of the Bankruptcy Court, Debtor hereby irrevocably sells, transfers, grants, conveys, assigns, and delivers to Buyer: (i) Debtor's entire right, title and interest in and to the LLC Interest, together with all additions thereto, substitutions therefor, replacements thereof or proceeds or distributions arising thereto; and (ii) Debtor's entire right, title and interest in and to the Purchased Share, together with all additions thereto substitutions therefor, replacements thereof and proceeds or distributions arising thereto, for the purchase price of One Million Six Hundred Ninety-Six Thousand Four Hundred Seventy-Three and 91/100 ($1,696,473.91) Dollars in the form of certain claims against the Debtor to be released by Buyer (the "Purchase Price"). The Purchase Price equals the sum of (a) the Jezebel Principal Balance and one hundred percent (100%) of the Jezebel Interest, (b) $110,000 consisting of one hundred percent (100%) of Jezebel's cost of collection with respect thereto and (c) the outstanding principal balance of Debtor's obligation to Coady, the accrued interest thereon as set forth on **Schedule C**.

2. **Assumption of Liabilities**. In consideration of the foregoing, Buyer, for itself and its Designee, hereby undertakes and agrees to pay, perform, satisfy and discharge, when due, all liabilities constituting Company debt (the "Assumed Liabilities") including, without limitation, certain solar liabilities totaling $20,000 ("Solar Liabilities") inclusive, for the avoidance of doubt, of those Solar Liabilities set forth on **Schedule E** attached hereto; provided, however, that any liabilities arising from or relating to the Solar Assets (defined below) that are not included on Schedule E hereto shall be the sole responsibility of the Debtor.

3. **Resignation from LLC**. As of the Effective Date (as hereinafter defined), Debtor hereby withdraws and resigns from the Company and ceases to be bound by its obligations as a member of the Company, including, without limitation, any obligations arising under or with respect to the LLC Agreement.

4. **Formation of Designee.** Buyer shall, prior to the Effective Date hereof, have the right, but not the obligation, to form a new corporation (the "Designee"), at Closing, and to transfer or cause to be transferred to any such Designee, the LLC Interest.

5. **Transfer of Solar Business Assets**. On the Effective Date, Buyer or its Designee shall transfer, assign, and convey to the Debtor and/or its designee, any and all assets of the Company solely relating to, or utilized by, the Company's solar business as set forth on **Schedule D** attached hereto (the "Solar Assets"). Any Solar Assets not set forth on Schedule D

shall remain the assets of the Company. Also on the Effective Date, Debtor shall transfer, assign and convey the name Technipower Systems. Inc. and the website www.technipowersystem.com to Buyer for the exclusive use of the Company, provided, however, that Buyer shall, at Debtor's sole expense, provide a link from the above–referenced website to a new website selected by Debtor for non power-supply inquiries for a period of nine months from Effective Date. Except to the extent necessary for winding up Debtor's affairs in Bankruptcy, , Debtor shall, upon said transfer, assignment and conveyance, no longer use either the Technipower Systems, Inc. or Technipower LLC name nor the website affiliated with either, nor shall Debtor use the name Technipower in connection with, or relating to any new business endeavors. The Company shall retain the name Technipower, LLC and the website www.technipowerllc.com. Those Solar Assets not in the nature of Intellectual Policy shall be transferred, conveyed and assigned by Buyer and/or Designee to the Debtor and/or its Designee, pursuant to a Bill of Sale and General Assignment in form reasonably acceptable to the parties thereto ("Bill of Sale"). Any Solar Assets in the nature of Intellectual Property shall be conveyed pursuant to an assignment of Intellectual Property, patents, trademarks, and copyrights, all in form as shall be reasonably acceptable to the parties thereto.

6. **Releases of Liens and Guarantees**.

a. At Closing, Buyer and each of the Other Secured Parties shall execute and deliver to the Company releases, including, without limitation, UCC-3 terminations, of all liens and encumbrances on and security interests held by or in favor of such parties in the LLC Interest, the Purchased Share and/or the Solar Assets, and each hereby authorizes the Company and Delinc to file or record all such releases and termination statements with the appropriate governmental agency or department including, without limitation, the Delaware Secretary of State.

b. In addition, effective as of the Closing, Buyer and the Other Secured Creditors agrees to and hereby do irrevocably and unconditionally release and discharge Debtor, the Company and their predecessors, affiliates, successors and assigns from any and all guarantees of debt, collection, payment or performance made or executed by Debtor and/or the Company for the benefit of Buyer, the Other Secured Creditors, or their successors and assigns, including, without limitation, all claims, actions, causes of action, costs and obligations related thereto, and further agree that they shall execute such further documentation with respect thereto as Debtor or the Company may reasonably request provided, however, for the avoidance of doubt, that the foregoing shall not release any of the parties hereto from their obligations hereunder arising after the date hereof, and all claims, actions and causes of action relating thereto are hereby retained.

7. **General Representations and Warranties**. Each party hereto represents and warrants to the other parties hereto that, subject to the Bankruptcy Case, such party (a) has the right and power to enter into this Agreement, (b) has been duly authorized to execute and deliver this Agreement and has full authority to perform its obligations under and to consummate the transactions contemplated by this Agreement, (c) has obtained all consents of governmental organizations and third parties necessary to execute and deliver this Agreement and to perform such party's obligations hereunder. Further each party hereto hereby represents and warrants

that the signatories hereto are duly authorized to execute and deliver this Agreement on behalf of such party or party representative.

8. **Additional Representations and Warranties.**

a. The Debtor further represents and warrants that (i) Debtor is the legal and beneficial owner of one hundred percent (100%) of the LLC Interest, which, subject to the Bankruptcy Case, shall be free and clear of any and all claims, charges, liens and encumbrances; (ii) Debtor is the legal and beneficial owner of the Purchased Share which consists of one share in Delinc, evidenced by Stock Certificate No. __ which, subject to the Bankruptcy Case, shall be free and clear of any and all claims, charges, liens and encumbrances; (iii) there are no options, calls, warrants or any other contractual rights of any kind held by any party (except as arising hereunder) that would permit any such party to acquire an interest in the Company or Delinc; (iv) subject to the Bankruptcy Case and the Bankruptcy Court order confirming the Plan, all material consents and approvals required for Debtor to enter into this Sale and Settlement Agreement have been obtained; (v) the schedule of Solar Assets attached hereto as **Schedule D** is true and complete in all material respects; and (vi) the Schedule of Solar Liabilities attached hereto as **Schedule E** is true and complete in all material respects.

b. The Company represents and warrants that: (i) there are no options, calls, warrants or any other contractual rights of any kind held by any party (except as arising hereunder) that would permit any such party to acquire an interest in the Company or Delinc; (ii) all material consents and approvals required for the Company to enter into this Sale and Settlement Agreement have been obtained; (iii) the Schedule of Solar Assets attached hereto as **Schedule D** is true and complete in all material respects; and (iv) the Schedule of Solar Liabilities attached hereto as **Schedule E** is true and complete in all material respects.

c. If Buyer establishes, at any time prior to the date of the Bankruptcy Court hearing on the Disclosure Statement related to the Plan ("Disclosure Hearing Date"), that any of the representations and warranties set forth in Section 8(a) or (b) hereof are not true in all material respects, Buyer shall have the right, at its option, to terminate this Agreement by providing written notice thereof to Debtor prior to Disclosure Hearing Date. Failure of Buyer to deliver a written termination notice by the Disclosure Hearing Date shall constitute Buyer's waiver thereof and this Agreement shall continue in full force and effect, subject to Buyer's rights in Section 8(d) below.

d. Except as otherwise explicitly set forth in this Agreement, Debtor's and the Company's representations and warranties as set forth herein shall not survive the Closing except to the extent of Debtor's or the Company's gross negligence or willful misconduct in making such representation or warranty.

9. **Exclusivity of Representations**. EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES AS ARE OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT (A) THE LLC INTEREST IS SOLD "AS IS" AND "WITH ALL FAULTS," WITHOUT ANY REPRESENTATION, WARRANTY OR RECOURSE WHATSOEVER,

INCLUDING AS TO VALUE, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND DEBTOR SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING THE LLC INTEREST OBLIGATIONS OR ASSETS OF THE COMPANY AND (B) THE PURCHASED SHARE IS SOLD "AS IS" AND "WITH ALL FAULTS," WITHOUT ANY REPRESENTATION, WARRANTY OR RECOURSE WHATSOEVER, INCLUDING AS TO ITS VALUE, OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND DEBTOR SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING THE PURCHASED SHARE. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NETHER THE DEBTOR NOR THE COMPANY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND WITH RESPECT TO DEBTOR, THE COMPANY, THE LLC INTEREST OR THE PURCHASED SHARE AND BUYER ACKNOWLEDGES AND AGREES THAT IT IS RELYING SOLELY UPON BUYER'S OWN EXAMINATION THEREOF.

10. **Representations and Warranties of Buyer.** Buyer represents and warrants that: (a) Buyer is capable of evaluating the merits and risks of its prospective investment in the Company and Delinc, and has the ability to bear the economic risks of the investment; (b) Buyer is acquiring the LLC Interest and Purchased Share for investment for its own account or that of the Designee and not with the view to, or for resale in connection with, any distribution thereof; (c) Buyer understands that neither the LLC Interests nor the Purchased Share have been registered under the Securities Act or the state securities law and that any exemption therefrom depends upon, among other things, the bona fide nature of the investment intent as expressed herein; and (d) Buyer understands that no public market now exists or may exist in the future for the LLC Interest and/or the Purchased Share.

11. **Environmental Liability Insurance.** Debtor will purchase an environmental liability insurance policy of at least $5,000,000 reasonably acceptable to Buyer no later than five (5) days prior to the Disclosure Hearing Date. If Debtor shall not have obtained said policy and provided Buyer with evidence of same within such time, Buyer shall have the option to terminate this Agreement by providing written notice of said termination to Debtor prior to the Disclosure Hearing Date. Failure to deliver to Debtor a written notice of termination prior to the Disclosure Hearing Date shall constitute a waiver of Buyer's right to object thereto and this Agreement shall continue in full force and effect.

12. **Plan of Reorganization/Bankruptcy Court Approval.**

a. This Agreement is conditioned upon the approval by the Bankruptcy Court of this Agreement and the Plan and the occurrence of the Effective Date (as defined in the Plan). As soon as practicable after the execution hereof by the parties hereto, Debtor will file the Plan, which incorporates and is in no way inconsistent with this Agreement with the Bankruptcy Court and will seek an order confirming the Plan and approving this Agreement ('Confirmation

Order"). The date upon which the Confirmation Order is entered by the Bankruptcy Court is hereinafter the "Confirmation Date".

b. Debtor, Buyer, the Company and the Other Secured Parties agree to support a Chapter 11 Plan that incorporates these terms and to cooperate to confirm such a Plan. In addition, Buyer hereby covenants and agrees that it will agree to support the Plan and to vote in favor of the Plan and hereby waives all rights to any distribution as a secured creditor in the Bankruptcy Case (except as provided in this Agreement) provided, however, that nothing contained herein shall be construed as a waiver of any unsecured claim or equity interest against the Debtor held by Buyer. Debtor will obtain the votes in favor of the Plan from the Other Secured Parties (other than Pinetree (Barbados) Inc) within five (5) business days of the Bankruptcy Court's approval of the Disclosure Statement ("Vote Deadline"). If any of the Other Secured Creditors (other than Pinetree (Barbados) Inc) does not vote in favor of the Plan by the Vote Deadline, Buyer may terminate this Agreement upon written notice delivered to Debtor within five (5) business days from the Vote Deadline.

c. In consideration of an agreement between Buyer and Coady with respect to the Secured Principal Balance and accrued interest otherwise due Coady as set forth on **Schedule C** hereto, Coady (i) agrees to support and vote in favor of the Plan, and (ii) hereby waives any and all distributions to which it might otherwise be entitled as a creditor in the Bankruptcy Case.

13. Effective Date. The Effective Date of this Agreement shall be the date upon which no stay of the Confirmation Order is in effect, and the conditions precedent to the effectiveness of the Plan specified in Section 9.2 of the Plan shall have been satisfied or, pursuant to Section 9.3 thereof have been waived. The obligations of the Debtor hereunder shall be binding upon Reorganized Debtor (as defined in the Plan) and shall not be discharged or, except as otherwise set forth herein, be affected by Debtor's Chapter 11 case.

14. Closing. The Closing on the sale and settlement as set forth herein shall take place five (5) days after the Effective Date ("Closing").

15. Deliveries at Closing. At the Closing, the parties shall make the following simultaneous deliveries:

a. Reorganized Debtor shall deliver to Buyer or Designee: (i) a certificate or certificates representing the LLC Interests, together with all necessary assignments thereof; (ii) Stock Certificate No.__ for the Purchased Share together with any necessary stock transfers; (iii) the LLC Agreement; and (iv) such other documents, agreements or instruments as may be reasonably necessary to effect the transaction intended herein.

b. Buyer shall deliver (i) to Reorganized Debtor (A) release of guarantees and (B) release of all security interests in the LLC Interest, the Purchased Share and the Solar Assets; (ii) to Newco (A) the Assignment of Intellectual Property, if any, and (B) the Bill of Sale and (iii) as to Debtor and Newco, such other documents, agreements and instruments as may be reasonably necessary to effect the transactions intended herein.

c. Other Secured Creditors will deliver to Debtor (i) a release of guarantees, (ii) release of all security interests in the LLC Interest and Purchased Share, and (iii) such other documents, agreements and instruments as may be reasonably necessary to effect the transactions intended herein.

16. Release. Buyer and Debtor, for themselves, and their designees, officers, directors, members, successors and assigns, each agrees to, and hereby does irrevocably, unconditionally and generally release and forever discharge the other and its designee, directors, officers, affiliates, parents, subsidiaries, predecessors, and successors and assigns, from any and all actions, causes of action, sums of money, covenants, contracts, controversies, agreements, damages, judgments, costs, claims, counterclaims and demands whatsoever, in law or equity, known or unknown, (a) against Debtor, which Buyer ever had, now has or may in the future have as a result of or related to, in whole or in part, events arising or conditions existing on or prior to the Effective Date hereof, and (b) against Buyer, which Debtor ever had, now has or may in the future have as a result of or related to, in whole or in part, events arising or conditions existing on or prior to the Effective Date hereof; provided, however, that, notwithstanding the foregoing, nothing contained herein shall release the parties hereto from liabilities relating to or arising from a breach of this Agreement.

17. Remedies for Breach. Except for the purpose of seeking enforcement of the terms of this Agreement, the parties agree that they will not institute any charges, claims, administrative proceedings, arbitrative proceedings or actions against any released party regarding any matter that has been released pursuant to this Agreement. If any releasing party violates this Agreement by filing or instituting any such charges, claims, administrative proceedings, arbitration proceedings or actions against a released party, the releasing party agrees to pay all costs and expenses of defending against the proceeding incurred by the released party, including its reasonable attorneys' fees, disbursements and costs.

18. Governing Law. This Agreement shall be governed and construed by and in accordance with the federal bankruptcy laws and, to the extent pertinent or applicable, the laws of the State of Connecticut.

19. Further Assurances. The parties agree that they shall take all appropriate action reasonably necessary to effectuate the transaction contemplated by this Agreement including the execution and delivery of further documents or agreements.

20. No Admissions. Nothing in this Agreement or any negotiations or proceedings in connection therewith shall constitute or be deemed or claimed to be evidence of an admission by any party hereto or its affiliates, of any liability, violation of law, or wrongdoing whatsoever, or the truth or untruth, or merit or lack of merit, of any claim or defense of any party. Neither this Agreement nor any negotiations or proceedings in connection herewith may be used in any proceeding against any party hereto or its affiliates, for any purpose whatsoever except with respect to effectuation and enforcement of this Agreement. Except for the Buyer's agreement to support the Plan which incorporates and is in no way inconsistent with this Agreement, as set

forth in Paragraph 14(b) of this Agreement, this Agreement has no force or effect until entry of the Confirmation Order.

21. **Interpretation and Construction.** The parties to this Agreement each acknowledge that they are represented by attorneys of their own choosing in the negotiations for and preparation of this Agreement, that they have read this Agreement, that they are fully aware of its contents and of its legal effect by virtue of discussions and consultations with their attorneys, and that they freely and voluntarily have entered into the transactions set forth in this Agreement. Each party hereto agrees that any rule of interpretation or construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation, construction, or enforcement of this Agreement.

22. **Headings.** The headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

23. **Costs.** Each of the parties hereto shall bear and be responsible for his or its own fees, costs, and expenses (including professional fees) in connection this Agreement and the matters resolved hereby.

24. **Retention of Jurisdiction.**

a. Each of the parties hereto hereby irrevocably and unconditionally agrees that any legal action, suit, or proceeding by or against the party with respect to any matter under or arising out of or in connection with this Agreement shall be brought in the Bankruptcy Court and accepts and submits to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit, or proceeding, but only, in each case, to the extent that, at the time, the Bankruptcy Court has jurisdiction thereof.

b. In the event that the Bankruptcy Court does not accept jurisdiction over an action, suit or proceeding arising out of or in connection with this Agreement, each of the Parties hereto hereby irrevocably and unconditionally (i) agrees that such an action, suit, or proceeding shall be brought in a federal or Connecticut state court located in Fairfield County, Connecticut and (ii) accepts and submits to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit, or proceeding..

25. **No Trial By Jury.** The parties to this Agreement irrevocably waive any right they might have to a jury trial in any action, suit, proceeding or counterclaim brought by any party against any other party.

26. **Entire Agreement.** This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral and/or written agreements or discussions. This Agreement may be amended only by an agreement in writing executed by all parties to this Agreement.

27. **Assignment.** This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs (in the case of any individual), successors and permitted assigns; provided, however, that prior to the Effective Date

hereof, the Buyer may not assign this Agreement or any of its rights, interests or obligations hereunder except as may otherwise be set forth herein. Any purported assignment or delegation in violation of this Agreement shall be null and void *ab initio*.

28. **Notices.** All notices, requests, demands, and other communications required or permitted to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given by certified or registered mail, postage prepaid, or, delivered by hand or nationally recognized air courier service or sent by facsimile transmission, directed to the addresses of forth below:

If to Debtor, to:

Technipower Systems, Inc.
14 Commerce Drive
Danbury, Connecticut 06810
Attention: Peter W. DeVecchis, Jr., President

with a copy to:

Zeisler & Zeisler, P.C.
558 Clinton Avenue
Bridgeport, Connecticut 06605
Attention: James Berman

If to Buyer, to:

Jezebel Management Corporation
2 Oliver Street, Suite 203
Boston, Massachusetts 02109
Attention: Michael A. D'Amerlio

with a copy to:

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109
Attention: Michael Kendall, Esq.

If to the Company, to:

Technipower, LLC
14 Commerce Drive
Danbury, Connecticut 06810
Attention: Peter W. DeVecchis, Jr., President

Any such notice shall become effective when received (or receipt is refused) by the addressee, provided that any notice or communication that is received (or refused) other during regular business hours of the recipient shall be deemed to have been given at the opening of business on the next Business Day of the recipient. From time to time, any Person may designate a new address for purposes of notice hereunder by notice to such effect to the other Persons identified above.

29. **Counterparts / Facsimile Signatures.** This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Agreement shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

BUYER:

JEZEBEL MANAGEMENT CORPORATION

By: ______________________

Its

DEBTOR:

TECHNIPOWER SYSTEMS, INC.

By: */s/Peter W. DeVecchis, Jr.*

Name: Peter W. DeVecchis, Jr.

Title: President

COMPANY:

TECHNIPOWER, LLC

By: */s/Peter W. DeVecchis, Jr.*

Name: Peter W. DeVecchis, Jr.

Title: President

Schedule A

Woodlaken, LLC
Jezebel Management
Corporation
Pinetree (Barbados) Inc.
Coady Family LLC
Jay Leonard
Peter & Barbara Carpenter
Pascal Partners LLC
Steven Kilponen
Joseph Cooper

Schedule B

Woodlaken, LLC	March 7, 2005
Jezebel Management Corporation	March 16, 2005
Pinetree (Barbados) Inc.	April 1, 2005
Woodlaken, LLC	April 1, 2005
Jezebel Management Corporation	April 18, 2005
Jezebel Management Corporation	July 8, 2005
Jezebel Management Corporation	August 16, 2005
Jezebel Management Corporation	September 15, 2005
Jezebel Management Corporation	November 18, 2005
Pinetree (Barbados) Inc.	November 18, 2005
F. Jay Leonard	March 20, 2006
Woodlaken, LLC	March 31, 2006
Peter & Barbara Carpenter	April 7, 2006
Pascal Partners LLC	April 10, 2006
Coady Family LLC	May 23, 2006
Steven Kilponen	June 13, 2006
Joseph Cooper	July 3, 2006
F. Jay Leonard	October 13, 2006
Joseph Cooper	October 13, 2006
Steven Kilponen	October 31, 2006
Steven Kilponen	October 31, 2006
Pinetree (Barbados) Inc.	December 1, 2009

Schedule C

	Principal Balance	Accrued Interest	P & I
Woodlaken, LLC	136,640.00	81,752.44	218,392.44
Jezebel Management Corporation	728,000.00	432,878.65	1,160,878.65
Pinetree (Barbados) Inc.	218,000.00	105,467.68	323,467.68
Coady Family LLC	323,570.00	102,025.26	425,595.26
Jay Leonard		12,636.29	12,636.29
Peter & Barbara Carpenter	112,000.00	65,347.40	177,347.40
Pascal Partners LLC	112,000.00	65,248.77	177,248.77
Steven Kilponen	61,695.00	32,803.37	94,498.37
Joseph Cooper	207,200.00	113,421.46	320,621.46
	1,899,105.00	**1,011,581.32**	**2,910,686.32**

SCHEDULE D

SOLAR ASSETS


REVISIONS
REV
ECO #
ZONE
DESCRIPTION
DATE
APPR.
1
PRELIMINARY
SU
A
RELEASE
SU
71.20
81.0°±2.0°
81.0°±2.0°
(9.0°)
(1.50)
(1.50)
(.25)
1.27
2X R.12
1.27
STATE OF CONNECTICUT
PROFESSIONAL ENGINEER
NOTES: (UNLESS OTHERWISE SPECIFIED)
1) MATERIAL: 1.5 X 1.5 X .1/4 ASTM A36 STEEL ANGLE.
2) DEBURR AND REMOVE SHARP EDGES.
3) FINISH: REMOVE ALL SCALE, OIL AND GREASE.
TOLERANCES
MATERIAL
SEE NOTE 1
FINISH
SEE NOTE 3
NEXT ASSEMBLY
APPLICATION
CHECKED BY
ENG APPROVAL
TECHNIPOWER
TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810
DESCRIPTION
FRONT LEG ANGLE
SIZE
B
CAGE CODE
13850
DRAWING NUMBER
085-00019-10000
REV
A
SCALE
FULL

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :140-21211-10000 REV:A
BOM DESCRIPTION :ADJUSTER WELDMENT MODEL NO:
DATE :02/04/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0004	070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	1.0000	1.0000	20000	EA	4
0003	072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	2.0000	2.0000	SP000	EA	3
0002	076-05086-10000	WELD BUSHING	1.0000	1.0000	SP000	EA	2
0001	085-00017-10000	ADJUSTER	1.0000	1.0000	SP000	EA	1


REVISIONS
REV
ZONE
DESCRIPTION
APPL
1
PRELIMINARY
SU
2
ADDED BOLT HOLE FOR CROSS BRACE AND WASHERS.
SU
A
RELEASE
SU
POSITION BUSHING, ITEM2, WITH BEVELS AS SHOWN
U
U
U
U
1
BEFORE ASSEMBLING WASHERS
GRIND AS REQUIRED TO ELIMINATE MATERIAL PROTRUDING ABOVE THIS SURFACE, TYP(2).
3
I.D. OF WASHERS CONCENTRIC TO BUSHING WITHIN .020".
AFTER ASSEMBLING WASHERS
WELD WASHER TO TUBE AT THESE LOCATIONS, BOTH SIDES.
INSERT PEM CLS-0420-3, ITEM 4 FROM INSIDE TUBE.
1.124
NOTES: (UNLESS OTHERWISE SPECIFIED)
1) MATERIAL: SEE BOM.
2) DEBURR AND REMOVE SHARP EDGES.
3) FINISH: ZINC AND YELLOW CHROMATE PER ASTM-B-633, .0005" AND POWDER COAT PER MIL-C-24712, CLASS 3, COLOR FED-STD-595 17178.
4) IDENTIFICATION MARKING: MARK PACKAGING WITH FSCM #, FULL PART NUMBER & REVISION.
5) WORKMANSHIP PER MIL-HDBK-454 GUIDELINE 7.
TOLERANCES
SEE NOTE 1
SEE NOTE 3
TECHNIPOWER
TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810
ADJUSTER WELDMENT
B
13850
140-21211-10000
A
1:2

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :140-21212-10000 REV: A
BOM DESCRIPTION :FRONT LEG WELDMENT MODEL NO:
DATE :02/04/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0002	085-00019-10000	FRONT LEG ANGLE	1.0000	1.0000	SP000	EA	2
0001	140-21213-10000	LEG WELDMENT	2.0000	2.0000	SP000	EA	1


AWS D1.1/D1.1M
:2008
1/8
FRONT LEG WELDMENT
D
13850
140-2121-10000
A

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :140-21213-10000 REV:A
BOM DESCRIPTION :LEG WELDMENT MODEL NO:
DATE :02/04/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0003	076-05006-10000	WELD BUSHING	2.0000	2.0000	SP000	EA	3
0002	082-17030-10000	FOOT PLATE	1.0000	1.0000	SP000	EA	2
0001	085-00016-10000	LEG STEEL	1.0000	1.0000	SP000	EA	1


REVISIONS
REV
ECO #
ZONE
DESCRIPTION
DATE
APPR.
1
PRELIMINARY
SU
A
RELEASE
SU
1/8
AWS D1.1/D1.1M:2008
U
2.00
.25
BUSHING POSITIONED WITH BEVELS AS SHOWN.
BUSHING POSITIONED WITH BEVELS AS SHOWN.
NOTES: (UNLESS OTHERWISE SPECIFIED)
1) MATERIAL: SEE BOM.
2) DEBURR AND REMOVE SHARP EDGES.
3) FINISH: NONE REQUIRED.
4) IDENTIFICATION MARKING: MARK PACKAGING WITH FSCM #, FULL PART NUMBER & REVISION.
5) WORKMANSHIP PER MIL-HDBK-454 GUIDELINE 9.
TOLERANCES
SEE NOTE 1
SEE NOTE 3
TECHNIPOWER
TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810
LEG WELDMENT
B
13850
140-21213-10000
A

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :140-21213-10001 REV:A
BOM DESCRIPTION :LEG FAB FINISHED MODEL NO:
DATE :02/04/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	140-21213-10000	LEG WELDMENT	1.0000	1.0000	SP000	EA	1

REVISIONS					
REV	ECO #	ZONE	DESCRIPTION	DATE	APPR.
1			PRELIMINARY		SU
A			RELEASE		SU




STATE OF CONNECTICUT
LICENSED
PROFESSIONAL ENGINEER



NOTES: (UNLESS OTHERWISE SPECIFIED)

1) FINISH: ZINC AND YELLOW CHROMATE PER ASTM-B-633, .0005" AND POWDER COAT PER MIL-C-24712, CLASS 3, COLOR FED-STD-595 17178
2) IDENTIFICATION MARKING: MARK PACKAGING WITH FSCM #, FULL PART NUMBER & REVISION.
3) WORKMANSHIP PER MIL-HDBK-454 GUIDELINE 9.

630-10000	630-10000
NEXT ASSEMBLY	USED ON
APPLICATION	

TOLERANCES

MATERIAL: 140-21213-10000 LEG ASSY

FINISH: SEE NOTE 1

TECHNIPOWER

TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810

DESCRIPTION: LEG FAB

SIZE	CAGE CODE	DRAWING NUMBER	REV
B	13850	140-21213-10001	A

SCALE 1:2 SHT 1 OF 1

TECHNIPOWER LLC

BOM NUMBER :140-21214-10000 REV:A
BOM DESCRIPTION :LEG BEAM WELDMENT MODEL NO:
DATE :02/04/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0005	076-05086-10000	WELD BUSHING	3.0000	3.0000	SP000	EA	5
0002	082-17028-10000	PLATE HINGE WELD	2.0000	2.0000	SP000	EA	2
0003	082-17029-10001	ADJUSTER WELD FLANGE RIGHT	1.0000	1.0000	SP000	EA	3
0004	082-17029-10002	ADJUSTER WELD FLANGE LEFT	1.0000	1.0000	SP000	EA	4
0001	085-00018-10000	BEAM	1.0000	1.0000	SP000	EA	1


TECHNIPOWER
LEG BEAM WELDMENT
D
140-21214-10000
A

REVISIONS

REV	ECO #	ZONE	DESCRIPTION	DATE	APPR
1			PRELIMINARY	[illegible]	SU
A	10072		RELEASE	[illegible]	SU


PANEL

NOTES: (UNLESS OTHERWISE SPECIFIED)

1) LOCATE MATCHING HOLES AND/OR SLOTS SPACED 36.7" APART ON PANEL AND WIREWAY.
2) INSERT CARRIAGE BOLTS THROUGH SLOTS ON PANEL FROM INSIDE.
3) PUSH ON SCREW RETAINER.
4) INSTALL WIREWAY.
5) INSTALL NUTS. DO NOT OVER-TIGHTEN.
6) ROUTE WIRES AND INSTALL COVER.

145-10005 USED ON
NEXT ASSEMBLY APPLICATION

DRAWN
CHECKED BY
ENG APPROVAL

TOLERANCES
FRACTIONS
DECIMALS
ANGULAR

MATERIAL SEE BOM
FINISH -

TECHNIPOWER
TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810

DESCRIPTION
WIREWAY INSTALL

SIZE	CAGE CODE	DRAWING NUMBER	REV
B	13850	145-10005-00000	A

SCALE NTS SH 1 OF 1

REVISIONS					
REV	ECO #	ZONE	DESCRIPTION	DATE	APPR.
9			PRELIMINARY	[illegible]	SP
10			INCREASED INSIDE HEIGHT INCREASED WALL THICKNESS REMOVED SCREW MOUNT HOLE	[illegible]	SP
A			RELEASE	[illegible]	SU


1.25
1.25
45°
.45 TYP
SECTION B-B
A
A
B
B
R.03
R.07
.14
1.62
.18
.47
R.22
.47
SECTION A-A

NOTES: (UNLESS OTHERWISE SPECIFIED)

1) MATERIAL: BLACK EPDM, 40-50 SHORE A, PER MIL-STD-417 RS UV STABILIZED.

2) REMOVE ALL FLASH.

3) FINISH: NONE.

4) IDENTIFICATION MARKING: MARK PACKAGING WITH FSCM #, FULL PART NUMBER & REVISION.

THIS DOCUMENT CONTAINS CONFIDENTIAL PROPRIETARY INFORMATION OF TECHNIPOWER. NO DISCLOSURE, REPRODUCTION, OR USE OF ANY PART THEREOF MAY BE MADE EXCEPT BY WRITTEN PERMISSION

DRAWN BY	[illegible]
CHECKED BY	[illegible]
ENG APPROVAL	[illegible]
TOLERANCES	DECIMALS & FRACTIONS ARE IN INCHES (UNLESS OTHERWISE SPECIFIED)
MATERIAL	NOTE 1
FINISH	NOTE 3

TECHNIPOWER

TECHNIPOWER LLC
14 COMMERCE DRIVE
Danbury, CT 06810

DESCRIPTION: CORNER BUMPER MOLDED

SIZE	CAGE CODE	DRAWING NUMBER	REV
B	13850	213-01230-10000	A

SCALE FULL — SH 1 OF 1


WITH STEEL FRAME
D
13850
650-10000-10000
A


WITH STEEL FRAME
650-10001-10000

TECHNIPOWER LLC A Su 1/27/2010 1/27/2010

STATE OF CONNECTICUT · R. ROBERT SARTANGELO · LICENSED · PROFESSIONAL ENGINEER

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :650-10001-10000 REV: 1
BOM DESCRIPTION :ASSY SOLAR 4 PNL ARRAY STL FRAME MODEL NO:
DATE :01/27/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
BOM 0001 045-00001-10002	SOLAR PANEL, MODIFIED-LH	SP000		2.000	EA
.PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		2.000	EA
BOM 0002 045-00001-10001	SOLAR PANEL, MODIFIED-RH	SP000		2.000	EA
.PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		2.000	EA
PART 0003 215-05033-10000	LABEL FOR MODEL 650-10001-10000	SP000		1.000	EA
PART 0004 085-00012-10000	STRUT, OUTER PANEL PS150	SP000		4.000	EA
PART 0005 085-00013-10000	STRUT MID PS150	SP000		2.000	EA
PART 0006 084-09485-10000	DOUBLER, 50.30CC	SP000		2.000	EA
PART 0007 084-09486-10000	CROSS-BRACE, 90.97CC	SP000		2.000	EA
PART 0008 084-09487-10000	CROSS-BRACE, 62.24CC	SP000		2.000	EA
PART 0009 084-09488-10000	BRACE ADJUSTER HORIZ.	SP000		1.000	EA
BOM 0010 140-21211-10000	ADJUSTER WELDMENT	SP000		2.000	EA
.PART 0001 085-00017-10000	ADJUSTER	SP000		2.000	EA
.PART 0002 076-05086-10000	WELD BUSHING	SP000		2.000	EA
.PART 0003 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		4.000	EA
.PART 0004 070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	20000		2.000	EA
BOM 0011 140-21212-10000	FRONT LEG WELDMENT	SP000		1.000	EA
.BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
..PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
..PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
..PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
.PART 0002 085-00019-10000	FRONT LEG ANGLE	SP000		1.000	EA
BOM 0012 140-21213-10001	LEG FAB FINISHED	SP000		2.000	EA
.BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
..PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
..PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
..PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
PART 0013 084-09476-11000	LEG BRACE	SP000		8.000	EA
BOM 0014 140-21214-10000	LEG BEAM WELDMENT	SP000		2.000	EA
.PART 0001 085-00018-10000 Su 2/3/2010	BEAM	SP000		2.000	EA
.PART 0002 082-17028-10000 2/3/2010	ADJUSTER WELD TAB	SP000		4.000	EA
.PART 0003 082-17029-10001	ADJUSTER WELD FLANGE RIGHT	SP000		2.000	EA
.PART 0004 082-17029-10002	ADJUSTER WELD FLANGE LEFT	SP000		2.000	EA

TECHNIPOWER LLC

PAGE NO:2
UNCEXP.FRX

BOM NUMBER :650-10001-10000 REV:X A ℓℓf 1/27/2010
BOM DESCRIPTION :ASSY SOLAR 4 PNL ARRAY STL FRAME MODEL NO:
DATE :01/27/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATION	COST	QUANTITY	UNIT
.PART	0005	076-05086-10000	WELD BUSHING	SP000		6.000	EA
PART	0015	085-00014-10000	SUPPORT BAR	SP000		4.000	EA
PART	0016	084-09475-11000	HINGE BRACKET STEEL	SP000		8.000	EA
PART	0017	073-04166-02520	SCREW 1/4-20 X .250" STEEL SHCS	SP000		32.000	EA
PART	0018	082-17026-10000	SPACER PLATE, STRUT	SP000		12.000	EA
PART	0019	082-17027-10000	SPACER PLATE, HINGE	SP000		4.000	EA
BOM	0020	083-00843-10001	ENDCAP STRUT PS150 PWD COAT	SP000		4.000	EA
.PART	0001	083-00843-10000	ENDCAP STRUT PS150 ELECTOGALV	SP000		4.000	EA
PART	0021	095-01710-00050	HITCHPIN SS 3"L X .5" DIA	SP000		2.000	EA
PART	0022	073-04164-05013	SCREW 1/2-13 X 2.5"L HHCS SS	SP000		32.000	EA
PART	0023	072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		64.000	EA
PART	0024	070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		32.000	EA
PART	0025	073-04166-02538	SREW 1/4-20X.625 STEEL ULTA CT SHCS	SP000		16.000	EA
PART	0026	MS35338-139	WASHER SPLIT LOCK #1/4 SS	60000		16.000	EA
PART	0027	073-04163-02520	SCREW 1/4-20X1.125 SHCS STEEL	SP000		16.000	EA
PART	0028	072-01202-10000	WASH, .25"X.05 CAD NAS 1149-F0463P	SP000		16.000	EA
PART	0029	070-01246-02520	NUT, .25-20 GRADE 8 ZINC-YELLOW	SP000		16.000	EA
PART	0030	085-00015-10000	REAR LEG SPACER WELDMENT	SP000		1.000	EA
PART	0031	213-01230-10000	CORNER BUMPER, MOLDED	SP000		16.000	EA
PART	0032	220-01069-10000	TRV BLUE	SP000		3.000	OZ
PART	0033	070-01199	NUT HEX KEP 8-32 S.S.	50000		16.000	EA
PART	0035	082-17019-10000	SPACER PLATE	SP000		8.000	EA
PART	0036	073-04167-83201	SCREW 8-32 X 1.0" SS FHCS	SP000		16.000	EA
PART	0037	210-00599-10000	HINGE, BUTT 3.5X3.5 304 SS	SP000		4.000	EA
PART	0038	073-01591	SCREW 1/4-20 X3/4 PPH SS	10000		2.000	EA


STATE OF CONNECTICUT
P. ROBERT SANTANGELI
PROFESSIONAL ENGINEER
TECHNOPOWER
WITH STEEL FRAME
D
13530
A


STATE OF CONNECTICUT
P. ROBERT SANTANGELO
21722
PROFESSIONAL ENGINEER
D
13850
A

A Sn 1/27/2010

PAGE NO:1
UNCEXP.FRX

TECHNIPOWER LLC

BOM NUMBER :650-10001-10000 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL ARRAY STL FRAME MODEL NO:
DATE :01/27/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
BOM 0001 045-00001-10002	SOLAR PANEL, MODIFIED-LH	SP000		2.000	EA
.PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		2.000	EA
BOM 0002 045-00001-10001	SOLAR PANEL, MODIFIED-RH	SP000		2.000	EA
.PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		2.000	EA
PART 0003 215-05033-10000	LABEL FOR MODEL 650-10001-10000	SP000		1.000	EA
PART 0004 085-00012-10000	STRUT, OUTER PANEL PS150	SP000		4.000	EA
PART 0005 085-00013-10000	STRUT MID PS150	SP000		2.000	EA
PART 0006 084-09485-10000	DOUBLER, 50.30CC	SP000		2.000	EA
PART 0007 084-09486-10000	CROSS-BRACE, 90.97CC	SP000		2.000	EA
PART 0008 084-09487-10000	CROSS-BRACE, 62.24CC	SP000		2.000	EA
PART 0009 084-09488-10000	BRACE ADJUSTER HORIZ.	SP000		1.000	EA
BOM 0010 140-21211-10000	ADJUSTER WELDMENT	SP000		2.000	EA
.PART 0001 085-00017-10000	ADJUSTER	SP000		2.000	EA
.PART 0002 076-05086-10000	WELD BUSHING	SP000		2.000	EA
.PART 0003 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		4.000	EA
.PART 0004 070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	20000		2.000	EA
BOM 0011 140-21212-10000	FRONT LEG WELDMENT	SP000		1.000	EA
.BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
..PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
..PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
..PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
.PART 0002 085-00019-10000	FRONT LEG ANGLE	SP000		1.000	EA
BOM 0012 140-21213-10001	LEG FAB FINISHED	SP000		2.000	EA
.BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
..PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
..PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
..PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
PART 0013 084-09476-11000	LEG BRACE	SP000		8.000	EA
BOM 0014 140-21214-10000	LEG BEAM WELDMENT	SP000		2.000	EA
.PART 0001 085-00018-10000	BEAM	SP000		2.000	EA
.PART 0002 082-17029-10000	ADJUSTER WELD TAB	SP000		4.000	EA
.PART 0003 082-17029-10001	ADJUSTER WELD FLANGE RIGHT	SP000		2.000	EA
.PART 0004 082-17029-10002	ADJUSTER WELD FLANGE LEFT	SP000		2.000	EA

TECHNIPOWER LLC
BOM NUMBER :650-10001-10000 REV:X A [handwritten initials] 1/27/2010
BOM DESCRIPTION :ASSY SOLAR 4 PNL ARRAY STL FRAME MODEL NO:
DATE :01/27/2010
QTY :1.0000
UNCOSTED EXPLODED LEVEL BOM REPORT

STATE OF CONNECTICUT — ROBERT SANTANGELO — LICENSED — PROFESSIONAL ENGINEER

PAGE NO:2
UNCEXP.FRX

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0005	076-05086-10000	WELD BUSHING	SP000		6.000	EA
PART	0015	085-00014-10000	SUPPORT BAR	SP000		4.000	EA
PART	0016	084-09475-11000	HINGE BRACKET STEEL	SP000		8.000	EA
PART	0017	073-04166-02520	SCREW 1/4-20 X .250" STEEL SHCS	SP000		32.000	EA
PART	0018	082-17026-10000	SPACER PLATE, STRUT	SP000		12.000	EA
PART	0019	082-17027-10000	SPACER PLATE, HINGE	SP000		4.000	EA
BOM	0020	083-00843-10001	ENDCAP STRUT PS150 PWD COAT	SP000		4.000	EA
PART	0001	083-00843-10000	ENDCAP STRUT PS150 ELECTOGALV	SP000		4.000	EA
PART	0021	095-01710-00050	HITCHPIN SS 3"L X .5" DIA	SP000		2.000	EA
PART	0022	073-04164-05013	SCREW 1/2-13 X 2.5"L HHCS SS	SP000		32.000	EA
PART	0023	072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		64.000	EA
PART	0024	070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		32.000	EA
PART	0025	073-04166-02538	SREW 1/4-20X.625 STEEL ULTA CT SHCS	SP000		16.000	EA
PART	0026	MS35338-139	WASHER SPLIT LOCK #1/4 SS	60000		16.000	EA
PART	0027	073-04163-02520	SCREW 1/4-20X1.125 SHCS STEEL	SP000		16.000	EA
PART	0028	072-01202-10000	WASH, .25"X.05 CAD NAS 1149-F0463P	SP000		16.000	EA
PART	0029	070-01246-02520	NUT, .25-20 GRADE 8 ZINC-YELLOW	SP000		16.000	EA
PART	0030	085-00015-10000	REAR LEG SPACER WELDMENT	SP000		1.000	EA
PART	0031	213-01230-10000	CORNER BUMPER, MOLDED	SP000		16.000	EA
PART	0032	220-01069-10000	TRV BLUE	SP000		3.000	OZ
PART	0033	070-01199	NUT HEX KEP 8-32 S.S.	50000		16.000	EA
PART	0035	082-17019-10000	SPACER PLATE	SP000		8.000	EA
PART	0036	073-04167-83201	SCREW 8-32 X 1.0" SS FHCS	SP000		16.000	EA
PART	0037	210-00599-10000	HINGE, BUTT 3.5X3.5 304 SS	SP000		4.000	EA
PART	0038	073-01591	SCREW 1/4-20 X3/4 PPH SS	10000		2.000	EA

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :073-04165-00001 REV:1
BOM DESCRIPTION :ROD END, .5-13 .5L STEEL FINISHED MODEL NO:
DATE :03/08/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	073-04165-05013	ROD END, .5-13 3.5"L STEEL BLK	1.0000	1.0000	SP000	EA	1


STATE OF CONNECTICUT
LICENSED

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10004-00001 REV:1
BOM DESCRIPTION :KIT SLR MTG PLATE 4 FOOTING MODEL NO:
DATE :03/03/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	082-17031-10000	MOUNTING PLATE	4.0000	4.0000	SP000	EA	1
0002	073-04198-25500	SCREW 1/4-20X1/2L SS B18.2.1	16.0000	16.0000	SP000	EA	2
0003	072-01203-22050	WASHER, 2X2X.25 SQ .56ID GALV	8.0000	8.0000	SP000	EA	3

STATE OF CONNECTICUT
P. ROBERT SANTANGELI
#21722
LICENSED
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10004-00002 REV:1
BOM DESCRIPTION :KIT SLR MTG 4 FOOTING IDS INSTALL MODEL NO:
DATE :03/03/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	082-17031-10001	MOUNTING PLATE IDS	4.0000	4.0000	SP000	EA	1
0002	071-04198-25500	SCREW 1/4-20X1/2L SS B18.2.1	16.0000	16.0000	SP000	EA	2
0003	072-01203-22050	WASHER, 2X2X.25 SQ .56ID GALV	8.0000	8.0000	SP000	EA	3


STATE OF CONNECTICUT
#21722
LICENSED
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10005-00001 REV:1
BOM DESCRIPTION :KIT SLR WIREWAY 106IN SLOT PVC MODEL NO:
DATE :03/08/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	081-19775-20053	WIREWAY COVER 1.25 PNL 53"	2.0000	2.0000	SP000	EA	1
0002	081-19774-22053	WIREWAY DUCT 1.25 PNL 53"	2.0000	2.0000	SP000	EA	2
0003	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	4.0000	4.0000	SP000	EA	3
0004	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	4.0000	4.0000	SP000	EA	4
0005	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	4.0000	4.0000	SP000	EA	5


STATE OF CONNECTICUT
ROBERT SARTAROSSO
21722
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10005-00002 REV:1
BOM DESCRIPTION :KIT SLR WIREWAY SLOT PVC-MIDDLE MODEL NO:
DATE :03/08/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	081-19775-20078	WIREWAY COVER 2 PNL 78"	2.0000	2.0000	SP000	EA	1
0002	081-19774-22078	WIREWAY DUCT 2 PNL 78"	2.0000	2.0000	SP000	EA	2
0003	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	6.0000	6.0000	SP000	EA	3
0004	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	6.0000	6.0000	SP000	EA	4
0005	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	6.0000	6.0000	SP000	EA	5

STATE OF CONNECTICUT
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10005-00003 REV:1
BOM DESCRIPTION :KIT SLR WIREWAY SLOT PVC-END MODEL NO:
DATE :03/09/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	081-19775-20053	WIREWAY COVER 1.25 PNL 53"	1.0000	1.0000	SP000	EA	1
0002	081-19774-22053	WIREWAY DUCT 1.25 PNL 53"	1.0000	1.0000	SP000	EA	2
0003	081-19775-20039	WIREWAY COVER 1 PNL 39"	2.0000	2.0000	SP000	EA	3
0004	081-19774-22039	WIREWAY DUCT 1PNL 39"	2.0000	2.0000	SP000	EA	4
0005	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	6.0000	6.0000	SP000	EA	5
0006	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	6.0000	6.0000	SP000	EA	6
0007	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	6.0000	6.0000	SP000	EA	7

STATE OF CONNECTICUT
ROBERT SANTANGELI
#21722
LICENSED
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10005-00004 REV:1
BOM DESCRIPTION :KIT WIREWAY SLOT PVC-MID FOLDING MODEL NO:
DATE :03/08/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	081-19775-20039	WIREWAY COVER 1 PNL 39"	4.0000	4.0000	SP000	EA	1
0002	081-19774-22039	WIREWAY DUCT 1PNL 39"	4.0000	4.0000	SP000	EA	2
0003	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	8.0000	8.0000	SP000	EA	3
0004	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	8.0000	8.0000	SP000	EA	4
0005	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	8.0000	8.0000	SP000	EA	5


STATE OF CONNECTICUT
LICENSED
PROFESSIONAL ENGINEER

TECHNIPOWER LLC

PAGE NO:1
UNCSRF.FRX

BOM NUMBER :145-10005-00004 REV:1
BOM DESCRIPTION :KIT WIREWAY SLOT PVC-MID FOLDING MODEL NO:
DATE :03/08/2010
QTY :1.0000

UNCOSTED SINGLE LEVEL BOM REPORT

ITEM	BOM/PART #	DESCRIPTION	QTY/ASSY	QTY REQ	LOCATE	UNIT	REFERENCE DESIGNATORS
0001	081-19775-20039	WIREWAY COVER 1 PNL 39"	4.0000	4.0000	SP000	EA	1
0002	081-19774-22039	WIREWAY DUCT 1PNL 39"	4.0000	4.0000	SP000	EA	2
0003	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	8.0000	8.0000	SP000	EA	3
0004	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	8.0000	8.0000	SP000	EA	4
0005	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	8.0000	8.0000	SP000	EA	5


STATE OF CONNECTICUT
ROBERT SANTANGELO
LICENSED
PROFESSIONAL ENGINEER

DESIGN INFO:

CODE:
IBC 2005 W/ CT AMMENDMENTS

LOADING:
WIND SPEED = 105 MPH
EXPOSURE = B
CATEGORY = I (NON-ESSENTIAL)



4 Daniels Farm Road #215
Trumbull, CT 06611-3938
Tel: 203.452.7637
Fax: 203.452.5939

STATE OF CONNECTICUT · F. ROBERT SANTANGELO · #21722 · LICENSED · PROFESSIONAL ENGINEER

F. Robert Santangelo, P.E. 21722

STEEL PV ARRAY SUPPORT FRAME

Revisions

PV ARRAY STEEL FRAMING

Date:	JAN 27, 2010
Drawn by:	PRS
Checked by:	PRS
Scale:	NTS
Job No.	TCN-09-010
File No.	—
Dwg. No.	S-1

DESIGN INFO:

CODE:
IBC 2005 W/ CT AMMENDMENTS

LOADING:
WIND SPEED = 105 MPH
EXPOSURE = B
CATEGORY = I (NON-ESSENTIAL)

NOTES:
1. ALL CONCRETE TO BE 3000 PSI.
2. ALL REINFORCEMENT TO BE GRADE 50.

PIER SCHEDULE

PIER	SIZE	REINFORCEMENT
P1	24"Ø	6-#4, #3 TIES AT 12" O.C.
P2	12"Ø	4-#4, #3 TIES AT 12" O.C.


3'-9¾"
5'-0¾"
P2
P1
P2
P1
A
B
3
4
A
A

1 FOUNDATION PLAN
1/2" = 1'-0"


4"
4'
4'-3"

2 ELEVATION A-A
1/4" = 1'-0"


1/2" ANCHOR BOLTS (QTY 2)
8" MIN EMBED.
℄
℄

3 ANCHOR BOLT DETAILS
3/4" = 1'-0"

4 DANIELS FARM ROAD #215
TRUMBULL, CT 06611-3938
TEL: 203.452.7637
FAX: 203.452.3939

STATE OF CONNECTICUT
F. ROBERT SANTANGELO
#21722
LICENSED
PROFESSIONAL ENGINEER

F. ROBERT SANTANGELO, P.E. 21722

PV ARRAY SUPPORT

REVISIONS

PV ARRAY SUPPORT
PLAN AND DETAILS

DATE:	MAR 17, 2010
DRAWN BY:	PRS
CHECKED BY:	PRS
SCALE:	NTS
JOB NO.	TCN-09-010
FILE NO.	—
DWG. NO.	S-1A

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10004-00001 REV:1
BOM DESCRIPTION :KIT SLR MTG PLATE 4 FOOTING MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0003	072-01203-22050	WASHER, 2X2X.25 SQ .56ID GALV	SP000		8.000	EA
PART	0002	073-04198-25500	SCREW 1/4-20X1/2L SS B18.2.1	SP000		16.000	EA
PART	0001	082-17031-10000	MOUNTING PLATE	SP000		4.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10005-00003 REV:1
BOM DESCRIPTION :KIT SLR WIREWAY SLOT PVC-END MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART 0006 070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	SP000		6.000	EA
PART 0007 070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	SP000		6.000	EA
PART 0005 073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	SP000		6.000	EA
BOM 0004 081-19774-22039	WIREWAY DUCT 1PNL 39"	SP000		2.000	EA
.PART 0001 081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		6.500	FT
BOM 0002 081-19774-22053	WIREWAY DUCT 1.25 PNL 53"	SP000		1.000	EA
.PART 0001 081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		6.000	FT
BOM 0003 081-19775-20039	WIREWAY COVER 1 PNL 39"	SP000		2.000	EA
.PART 0001 081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		6.500	FT
BOM 0001 081-19775-20053	WIREWAY COVER 1.25 PNL 53"	SP000		1.000	EA
.PART 0001 081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		6.000	FT

BOM COMMENTS:

TECHNIPOWER LLC

BOM NUMBER :145-10006-18001 REV:1
BOM DESCRIPTION :KIT SLR INVRTR CFG1 1800W MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART 0004 070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		2.000	EA
PART 0007 070-01247-05013	NUT, STRUT .5-13 S-ZN	SP000		2.000	EA
PART 0005 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		6.000	EA
BOM 0002 073-04165-00001	ROD END, .5-13 3.5"L STEEL FINISHED	SP000		2.000	EA
.PART 0001 073-04165-05013	ROD END, .5-13 3.5"L STEEL BLK	SP000		2.000	EA
PART 0003 073-04199-51500	SCREW HEX 1/2-13X1.5L SS B18.2.1	SP000		2.000	EA
BOM 0006 140-21210-10181	ASSY INVERTER 1800W CFG1	SP000		1.000	EA
.PART 0003 050-00757-10000	SWITCH, PULL-OUT DISCONNECT 30A FUS	SP000		2.000	EA
.PART 0019 072-01196-00250	WASH, BOLT SIZE MED FLT 1/4 18-8SS	SP000		20.000	EA
.PART 0026 072-01204-10000	WASH 1.125"ID X 1.625"OD X .048" SS	SP000		1.000	EA
.PART 0018 073-04147-25020	SCREW, 1/4-20 3/4L HHCS SS STD	SP000		8.000	EA
.PART 0015 073-04200-02520	SCREW 1/4-20X2 PPH SS	SP000		12.000	EA
.PART 0020 076-05079-25020	LOCKNUT INSERT NYLON 1/4-20 18-8SS	SP000		20.000	EA
.PART 0001 082-17032-10000	INVERTER MTG PLATE 1.8/2.5	SP000		1.000	EA
.PART 0007 082-17033-10000	HINGE PLATE INVERTER PANEL	SP000		2.000	EA
.PART 0008 082-17034-10000	STOP PLATE INVERTER PANEL	SP000		2.000	EA
.PART 0006 085-00020-10000	TUBE, I/S INVERTER SUPPORT	SP000		2.000	EA
.PART 0010 095-01699-00750	CONDUIT LIQUID-TIGHT TYPE B 3/4"	SP000		5.300	FT
.PART 0025 135-01849-10075	FTG WATERTIGHT STR. 3/4" NM	SP000		2.000	EA
.PART 0009 135-01850-29075	FTG 90DEG 3/4MNPT LIQ-TIGHT CONDUIT	SP000		1.000	EA
.PART 0004 160-01047-15250	FUSE TIME DELAY 15A 250VAC	SP000		4.000	EA
.BOM 0011 195-04652-10036	CABLE ASSY 3FT FEMALE SOLAR CONN	SP000		1.000	EA
..PART 0001 110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		3.000	FT
..PART 0002 190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
.BOM 0012 195-04652-11036	CABLE ASSY 3FT MALE SOLAR CONN	SP000		1.000	EA
..PART 0001 110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		3.000	FT
..PART 0002 190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA
.PART 0024 213-01228-01515	PLUG, 1.5X1.5 SQ TUBE	SP000		4.000	EA
.PART 0013 214-01130-00100	LOOP CLAMP 1.0 ODX3/4" 300SS	SP000		2.000	EA
.PART 0005 215-05034-10000	LABEL FOR 140-21210-10181	SP000		1.000	EA
.PART 0027 215-05035-10000	LABEL FOR I/S INVERTER	SP000		0.000	EA
.PART 0002 257-10000-10000	INVERTOR 208/240VAC 1800W	SP000		1.000	EA
.PART 0014 3030-0490	KEP NUT-#10-32 STEEL PLATED	20000		2.000	EA
PART 0001 145-10006-71000	MANUAL, INSTALLATION INVERTER CFG1	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :195-04655-11108 REV:A
BOM DESCRIPTION :ASSY CABLE MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0003	110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		9.000	FT
PART	0002	190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
PART	0001	190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :650-10001-42000 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 800W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
BOM 0001 045-00002-20001	SOLAR PANEL, MODIFIED-LH	SP000		2.000	EA
.PART 0001 045-00002-20000	PANEL, SOLAR 200W	SP000		2.000	EA
BOM 0002 045-00002-20002	SOLAR PANEL, MODIFIED-RH	SP000		2.000	EA
.PART 0001 045-00002-20000	PANEL, SOLAR 200W	SP000		2.000	EA
BOM 0003 145-10003-00001	KIT SLR PANEL GROUND	SP000		4.000	EA
.PART 0004 076-05083-01032	LOCKNUT SERRATD FLANGE 10-32 18-8SS	SP000		16.000	EA
.PART 0003 150-06028-10000	LUG, GROUND 4-14 CU	SP000		16.000	EA
.PART 0002 MS35333-73	WASHER #10 INT TOOTH SS	60000		16.000	EA
.PART 0001 MS51958-64	SCREW 10-32x 5/8L PPH SS	60000		16.000	EA
PART 0005 650-10001-00001	ASSY GROUND LUG INSTALLATION	SP000		0.000	EA
BOM 0004 650-10001-10000	ASSY SOLAR 4 PNL ARRAY STL FRAME	SPF		1.000	EA
.BOM 0002 045-00001-10001	SOLAR PANEL, MODIFIED-RH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.BOM 0001 045-00001-10002	SOLAR PANEL, MODIFIED-LH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.PART 0033 070-01199	NUT HEX KEP 8-32 S.S.	50000		16.000	EA
.PART 0024 070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		32.000	EA
.PART 0029 070-01246-02520	NUT, .25-20 GRADE 8 ZINC-YELLOW	SP000		16.000	EA
.PART 0023 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		64.000	EA
.PART 0028 072-01202-10000	WASH, .25"X.05 CAD NAS 1149-F0463P	SP000		16.000	EA
.PART 0038 073-01591	SCREW 1/4-20 X3/4 PPH SS	10000		2.000	EA
.PART 0027 073-04163-02520	SCREW 1/4-20X1.125 SHCS STEEL	SP000		16.000	EA
.PART 0022 073-04164-05013	SCREW 1/2-13 X 2.5"L HHCS SS	SP000		32.000	EA
.PART 0017 073-04166-02520	SCREW 1/4-20 X .250" STEEL SHCS	SP000		32.000	EA
.PART 0025 073-04166-02538	SREW 1/4-20X.625 STEEL ULTA CT SHCS	SP000		16.000	EA
.PART 0036 073-04167-83201	SCREW 8-32 X 1.0" SS FHCS	SP000		16.000	EA
.PART 0035 082-17019-10000	SPACER PLATE	SP000		8.000	EA
.PART 0018 082-17026-10000	SPACER PLATE, STRUT	SP000		12.000	EA
.PART 0019 082-17027-10000	SPACER PLATE, HINGE	SP000		4.000	EA
.BOM 0020 083-00843-10001	ENDCAP STRUT PS150 PWD COAT	SP000		4.000	EA
..PART 0001 083-00843-10000	ENDCAP STRUT PS150 ELECTOGALV	SP000		4.000	EA
.PART 0016 084-09475-11000	HINGE BRACKET STEEL	SP000		8.000	EA
.PART 0013 084-09476-11000	LEG BRACE	SP000		8.000	EA
.PART 0006 084-09485-10000	DOUBLER, 50.30CC	SP000		2.000	EA

TECHNIPOWER LLC

BOM NUMBER :650-10001-42000 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 800W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0007 084-09486-10000	CROSS-BRACE, 90.97CC	SP000		2.000	EA
.PART 0008 084-09487-10000	CROSS-BRACE, 62.24CC	SP000		2.000	EA
.PART 0009 084-09488-10000	BRACE ADJUSTER HORIZ.	SP000		1.000	EA
.PART 0004 085-00012-10000	STRUT, OUTER PANEL PS150	SP000		4.000	EA
.PART 0005 085-00013-10000	STRUT MID PS150	SP000		2.000	EA
.PART 0015 085-00014-10000	SUPPORT BAR	SP000		4.000	EA
.PART 0030 085-00015-10000	REAR LEG SPACER WELDMENT	SP000		1.000	EA
.PART 0021 095-01710-00050	HITCHPIN SS 3"L X .5" DIA	SP000		2.000	EA
.BOM 0010 140-21211-10000	ADJUSTER WELDMENT	SP000		2.000	EA
..PART 0004 070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	20000		2.000	EA
..PART 0003 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		4.000	EA
..PART 0002 076-05086-10000	WELD BUSHING	SP000		2.000	EA
..PART 0001 085-00017-10000	ADJUSTER	SP000		2.000	EA
.BOM 0011 140-21212-10000	FRONT LEG WELDMENT	SP000		1.000	EA
..PART 0002 085-00019-10000	FRONT LEG ANGLE	SP000		1.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0012 140-21213-10001	LEG FAB FINISHED	SP000		2.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0014 140-21214-10000	LEG BEAM WELDMENT	SP000		2.000	EA
..PART 0005 076-05086-10000	WELD BUSHING	SP000		6.000	EA
..PART 0002 082-17028-10000	PLATE HINGE WELD	SP000		4.000	EA
..PART 0003 082-17029-10001	ADJUSTER WELD FLANGE RIGHT	SP000		2.000	EA
..PART 0004 082-17029-10002	ADJUSTER WELD FLANGE LEFT	SP000		2.000	EA
..PART 0001 085-00018-10000	BEAM	SP000		2.000	EA
.PART 0037 210-00599-10000	HINGE, BUTT 3.5X3.5 304 SS	SP000		4.000	EA
.PART 0031 213-01230-10000	CORNER BUMPER, MOLDED	SP000		16.000	EA
.PART 0003 215-05033-10000	LABEL FOR MODEL 650-10001-10000	SP000		1.000	EA
.PART 0032 220-01069-10000	TRV BLUE	SP000		3.000	OZ

TECHNIPOWER LLC

PAGE NO:3
UNCEXP.FRX

BOM NUMBER :650-10001-42000 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 800W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0026 MS35338-139	WASHER SPLIT LOCK #1/4 SS	60000		16.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10004-00001 REV:1
BOM DESCRIPTION :KIT SLR MTG PLATE 4 FOOTING MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART 0003 072-01203-22050	WASHER, 2X2X.25 SQ .56ID GALV	SP000		8.000	EA
PART 0002 073-04198-25500	SCREW 1/4-20X1/2L SS B18.2.1	SP000		16.000	EA
PART 0001 082-17031-10000	MOUNTING PLATE	SP000		4.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10005-00003 REV:1
BOM DESCRIPTION :KIT SLR WIREWAY SLOT PVC-END MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0006	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	SP000		6.000	EA
PART	0007	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	SP000		6.000	EA
PART	0005	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	SP000		6.000	EA
BOM	0004	081-19774-22039	WIREWAY DUCT 1PNL 39"	SP000		2.000	EA
.PART	0001	081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		6.500	FT
BOM	0002	081-19774-22053	WIREWAY DUCT 1.25 PNL 53"	SP000		1.000	EA
.PART	0001	081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		6.000	FT
BOM	0003	081-19775-20039	WIREWAY COVER 1 PNL 39"	SP000		2.000	EA
.PART	0001	081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		6.500	FT
BOM	0001	081-19775-20053	WIREWAY COVER 1.25 PNL 53"	SP000		1.000	EA
.PART	0001	081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		6.000	FT

BOM COMMENTS:

TECHNIPOWER LLC

BOM NUMBER :145-10005-00004 REV:1
BOM DESCRIPTION :KIT WIREWAY SLOT PVC-MID FOLDING MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART 0004 070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	SP000		8.000	EA
PART 0005 070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X'.594	SP000		8.000	EA
PART 0003 073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	SP000		8.000	EA
BOM 0002 081-19774-22039	WIREWAY DUCT 1PNL 39"	SP000		4.000	EA
.PART 0001 081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		13.000	FT
BOM 0001 081-19775-20039	WIREWAY COVER 1 PNL 39"	SP000		4.000	EA
.PART 0001 081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		13.000	FT

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10006-25001 REV:1
BOM DESCRIPTION :KIT SLR INVRTR CFG1 2500W MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART 0004 070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		2.000	EA
PART 0007 070-01247-05013	NUT, STRUT .5-13 S-ZN	SP000		2.000	EA
PART 0005 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		6.000	EA
BOM 0002 073-04165-00001	ROD END, .5-13 3.5"L STEEL FINISHED	SP000		2.000	EA
.PART 0001 073-04165-05013	ROD END, .5-13 3.5"L STEEL BLK	SP000		2.000	EA
PART 0003 073-04199-51500	SCREW HEX 1/2-13X1.5L SS B18.2.1	SP000		2.000	EA
BOM 0006 140-21210-10251	ASSY INVERTER 2500W CFG2	SP000		1.000	EA
.PART 0003 050-00757-10000	SWITCH, PULL-OUT DISCONNECT 30A FUS	SP000		2.000	EA
.PART 0019 072-01196-00250	WASH, BOLT SIZE MED FLT 1/4 18-8SS	SP000		20.000	EA
.PART 0026 072-01204-10000	WASH 1.125"ID X 1.625"OD X .048" SS	SP000		1.000	EA
.PART 0018 073-04147-25020	SCREW, 1/4-20 3/4L HHCS SS STD	SP000		8.000	EA
.PART 0015 073-04200-02520	SCREW 1/4-20X2 PPH SS	SP000		12.000	EA
.PART 0020 076-05079-25020	LOCKNUT INSERT NYLON 1/4-20 18-8SS	SP000		20.000	EA
.PART 0001 082-17032-10000	INVERTER MTG PLATE 1.8/2.5	SP000		1.000	EA
.PART 0007 082-17033-10000	HINGE PLATE INVERTER PANEL	SP000		2.000	EA
.PART 0008 082-17034-10000	STOP PLATE INVERTER PANEL	SP000		2.000	EA
.PART 0006 085-00020-10000	TUBE, I/S INVERTER SUPPORT	SP000		2.000	EA
.PART 0010 095-01699-00750	CONDUIT LIQUID-TIGHT TYPE B 3/4"	SP000		5.300	FT
.PART 0025 135-01849-10075	FTG WATERTIGHT STR. 3/4" NM	SP000		2.000	EA
.PART 0009 135-01850-29075	FTG 90DEG 3/4MNPT LIQ-TIGHT CONDUIT	SP000		1.000	EA
.PART 0004 160-01047-20250	FUSE TIME DELAY 20A 250VAC	SP000		4.000	EA
.BOM 0011 195-04652-10036	CABLE ASSY 3FT FEMALE SOLAR CONN	SP000		1.000	EA
..PART 0001 110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		3.000	FT
..PART 0002 190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
.BOM 0012 195-04652-11036	CABLE ASSY 3FT MALE SOLAR CONN	SP000		1.000	EA
..PART 0001 110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		3.000	FT
..PART 0002 190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA
.PART 0024 213-01228-01515	PLUG, 1.5X1.5 SQ TUBE	SP000		4.000	EA
.PART 0013 214-01130-00100	LOOP CLAMP 1.0 ODX3/4" 300SS	SP000		2.000	EA
.PART 0005 215-05034-10000	LABEL FOR 140-21210-10181	SP000		1.000	EA
.PART 0027 215-05035-10000	LABEL FOR I/S INVERTER	SP000		0.000	EA
.PART 0002 257-10000-02500	INVERTOR 208/240VAC 2500W	SP000		1.000	EA
.PART 0014 3030-0490	KEP NUT-#10-32 STEEL PLATED	20000		2.000	EA
PART 0001 145-10006-71000	MANUAL, INSTALLATION INVERTER CFG1	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :195-04655-11108 REV:A
BOM DESCRIPTION :ASSY CABLE
MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0003	110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		9.000	FT
PART	0002	190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
PART	0001	190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :195-04655-12108 REV:A
BOM DESCRIPTION :ASSY CABLE MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0004	110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		9.000	FT
PART	0002	190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
PART	0001	190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA
PART	0003	190-03631-10021	CONN BRANCH PLUG M TO FF	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :195-04655-21108 REV:A
BOM DESCRIPTION :ASSY CABLE MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0004	110-09563-25000	CABLE 10GA TYPE XLP 600V SUN RES	SP000		9.000	FT
PART	0002	190-03626-10000	CONN PV-FEMALE PANEL RECEPT	SP000		1.000	EA
PART	0001	190-03626-10001	CONN PV-MALE PANEL RECEPT	SP000		1.000	EA
PART	0003	190-03631-10012	CONN BRANCH SOCKET F TO MM	SP000		1.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
BOM 0001 045-00002-23001	SOLAR PANEL, MODIFIED-LH	SP000		2.000	EA
.PART 0001 045-00002-23000	PANEL, SOLAR 230W	SP000		2.000	EA
BOM 0002 045-00002-23002	SOLAR PANEL, MODIFIED-RH	SP000		2.000	EA
.PART 0001 045-00002-23000	PANEL, SOLAR 230W	SP000		2.000	EA
BOM 0003 145-10003-00001	KIT SLR PANEL GROUND	SP000		4.000	EA
.PART 0004 076-05083-01032	LOCKNUT SERRATD FLANGE 10-32 18-8SS	SP000		16.000	EA
.PART 0003 150-06028-10000	LUG, GROUND 4-14 CU	SP000		16.000	EA
.PART 0002 MS35333-73	WASHER #10 INT TOOTH SS	60000		16.000	EA
.PART 0001 MS51958-64	SCREW 10-32x 5/8L PPH SS	60000		16.000	EA
PART 0005 650-10001-00001	ASSY GROUND LUG INSTALLATION	SP000		0.000	EA
BOM 0004 650-10001-10000	ASSY SOLAR 4 PNL ARRAY STL FRAME	SPF		1.000	EA
.BOM 0002 045-00001-10001	SOLAR PANEL, MODIFIED-RH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.BOM 0001 045-00001-10002	SOLAR PANEL, MODIFIED-LH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.PART 0033 070-01199	NUT HEX KEP 8-32 S.S.	50000		16.000	EA
.PART 0024 070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		32.000	EA
.PART 0029 070-01246-02520	NUT, .25-20 GRADE 8 ZINC-YELLOW	SP000		16.000	EA
.PART 0023 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		64.000	EA
.PART 0028 072-01202-10000	WASH, .25"X.05 CAD NAS 1149-F0463P	SP000		16.000	EA
.PART 0038 073-01591	SCREW 1/4-20 X3/4 PPH SS	10000		2.000	EA
.PART 0027 073-04163-02520	SCREW 1/4-20X1.125 SHCS STEEL	SP000		16.000	EA
.PART 0022 073-04164-05013	SCREW 1/2-13 X 2.5"L HHCS SS	SP000		32.000	EA
.PART 0017 073-04166-02520	SCREW 1/4-20 X .250" STEEL SHCS	SP000		32.000	EA
.PART 0025 073-04166-02538	SREW 1/4-20X.625 STEEL ULTA CT SHCS	SP000		16.000	EA
.PART 0036 073-04167-83201	SCREW 8-32 X 1.0" SS FHCS	SP000		16.000	EA
.PART 0035 082-17019-10000	SPACER PLATE	SP000		8.000	EA
.PART 0018 082-17026-10000	SPACER PLATE, STRUT	SP000		12.000	EA
.PART 0019 082-17027-10000	SPACER PLATE, HINGE	SP000		4.000	EA
.BOM 0020 083-00843-10001	ENDCAP STRUT PS150 PWD COAT	SP000		4.000	EA
..PART 0001 083-00843-10000	ENDCAP STRUT PS150 ELECTOGALV	SP000		4.000	EA
.PART 0016 084-09475-11000	HINGE BRACKET STEEL	SP000		8.000	EA
.PART 0013 084-09476-11000	LEG BRACE	SP000		8.000	EA
.PART 0006 084-09485-10000	DOUBLER, 50.30CC	SP000		2.000	EA

TECHNIPOWER LLC

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0007 084-09486-10000	CROSS-BRACE, 90.97CC	SP000		2.000	EA
.PART 0008 084-09487-10000 -	CROSS-BRACE, 62.24CC	SP000		2.000	EA
.PART 0009 084-09488-10000	BRACE ADJUSTER HORIZ.	SP000		1.000	EA
.PART 0004 085-00012-10000	STRUT, OUTER PANEL PS150	SP000		4.000	EA
.PART 0005 085-00013-10000	STRUT MID PS150	SP000		2.000	EA
.PART 0015 085-00014-10000	SUPPORT BAR	SP000		4.000	EA
.PART 0030 085-00015-10000	REAR LEG SPACER WELDMENT	SP000		1.000	EA
.PART 0021 095-01710-00050	HITCHPIN SS 3"L X .5" DIA	SP000		2.000	EA
.BOM 0010 140-21211-10000	ADJUSTER WELDMENT	SP000		2.000	EA
..PART 0004 070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	20000		2.000	EA
..PART 0003 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		4.000	EA
..PART 0002 076-05086-10000	WELD BUSHING	SP000		2.000	EA
..PART 0001 085-00017-10000	ADJUSTER	SP000		2.000	EA
.BOM 0011 140-21212-10000	FRONT LEG WELDMENT	SP000		1.000	EA
..PART 0002 085-00019-10000	FRONT LEG ANGLE	SP000		1.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0012 140-21213-10001	LEG FAB FINISHED	SP000		2.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0014 140-21214-10000	LEG BEAM WELDMENT	SP000		2.000	EA
..PART 0005 076-05086-10000	WELD BUSHING	SP000		6.000	EA
..PART 0002 082-17028-10000	PLATE HINGE WELD	SP000		4.000	EA
..PART 0003 082-17029-10001	ADJUSTER WELD FLANGE RIGHT	SP000		2.000	EA
..PART 0004 082-17029-10002	ADJUSTER WELD FLANGE LEFT	SP000		2.000	EA
..PART 0001 085-00018-10000	BEAM	SP000		2.000	EA
.PART 0037 210-00599-10000	HINGE, BUTT 3.5X3.5 304 SS	SP000		4.000	EA
.PART 0031 213-01230-10000	CORNER BUMPER, MOLDED	SP000		16.000	EA
.PART 0003 215-05033-10000	LABEL FOR MODEL 650-10001-10000	SP000		1.000	EA
.PART 0032 220-01069-10000	TRV BLUE	SP000		3.000	OZ

TECHNIPOWER LLC

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0026 MS35338-139	WASHER SPLIT LOCK #1/4 SS	60000		16.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :145-10004-00001 REV:1
BOM DESCRIPTION :KIT SLR MTG PLATE 4 FOOTING MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0003	072-01203-22050	WASHER, 2X2X.25 SQ .56ID GALV	SP000		8.000	EA
PART	0002	073-04198-25500	SCREW 1/4-20X1/2L SS B18.2.1	SP000		16.000	EA
PART	0001	082-17031-10000	MOUNTING PLATE	SP000		4.000	EA

BOM COMMENTS:

TECHNIPOWER LLC

BOM NUMBER :145-10005-00004 REV:1
BOM DESCRIPTION :KIT WIREWAY SLOT PVC-MID FOLDING MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B	ITEM	BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
PART	0004	070-01248-00250	NUT SCREW RETAINER 1/4ID STL BLK	SP000		8.000	EA
PART	0005	070-01249-50594	NUT 1/4-20 SS NYLOK .5 W X .594	SP000		8.000	EA
PART	0003	073-04198-25750	SCREW CARRIAGE 1/4-20X3/4 SS B18.5	SP000		8.000	EA
BOM	0002	081-19774-22039	WIREWAY DUCT 1PNL 39"	SP000		4.000	EA
.PART	0001	081-19774-02020	WIRE DUCT SLOTTED PVC 2"X2"	SP000		13.000	FT
BOM	0001	081-19775-20039	WIREWAY COVER 1 PNL 39"	SP000		4.000	EA
.PART	0001	081-19775-20000	WIRE DUCT COVER PVC 2"	SP000		13.000	FT

BOM COMMENTS:

TECHNIPOWER LLC

PAGE NO:1
UNCEXP.FRX

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
BOM 0001 045-00002-23001	SOLAR PANEL, MODIFIED-LH	SP000		2.000	EA
.PART 0001 045-00002-23000	PANEL, SOLAR 230W	SP000		2.000	EA
BOM 0002 045-00002-23002	SOLAR PANEL, MODIFIED-RH	SP000		2.000	EA
.PART 0001 045-00002-23000	PANEL, SOLAR 230W	SP000		2.000	EA
BOM 0003 145-10003-00001	KIT SLR PANEL GROUND	SP000		4.000	EA
.PART 0004 076-05083-01032	LOCKNUT SERRATD FLANGE 10-32 18-8SS	SP000		16.000	EA
.PART 0003 150-06028-10000	LUG, GROUND 4-14 CU	SP000		16.000	EA
.PART 0002 MS35333-73	WASHER #10 INT TOOTH SS	60000		16.000	EA
.PART 0001 MS51958-64	SCREW 10-32x 5/8L PPH SS	60000		16.000	EA
PART 0005 650-10001-00001	ASSY GROUND LUG INSTALLATION	SP000		0.000	EA
BOM 0004 650-10001-10000	ASSY SOLAR 4 PNL ARRAY STL FRAME	SPF		1.000	EA
.BOM 0002 045-00001-10001	SOLAR PANEL, MODIFIED-RH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.BOM 0001 045-00001-10002	SOLAR PANEL, MODIFIED-LH	SP000		0.000	EA
..PART 0001 045-00001-10000	PANEL, SOLAR 200W	SP000		0.000	EA
.PART 0033 070-01199	NUT HEX KEP 8-32 S.S.	50000		16.000	EA
.PART 0024 070-01245-50131	LOCKNUT, 1/2" X 13 3/4 19/32	SP000		32.000	EA
.PART 0029 070-01246-02520	NUT, .25-20 GRADE 8 ZINC-YELLOW	SP000		16.000	EA
.PART 0023 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		64.000	EA
.PART 0028 072-01202-10000	WASH, .25"X.05 CAD NAS 1149-F0463P	SP000		16.000	EA
.PART 0038 073-01591	SCREW 1/4-20 X3/4 PPH SS	10000		2.000	EA
.PART 0027 073-04163-02520	SCREW 1/4-20X1.125 SHCS STEEL	SP000		16.000	EA
.PART 0022 073-04164-05013	SCREW 1/2-13 X 2.5"L HHCS SS	SP000		32.000	EA
.PART 0017 073-04166-02520	SCREW 1/4-20 X .250" STEEL SHCS	SP000		32.000	EA
.PART 0025 073-04166-02538	SREW 1/4-20X.625 STEEL ULTA CT SHCS	SP000		16.000	EA
.PART 0036 073-04167-83201	SCREW 8-32 X 1.0" SS FHCS	SP000		16.000	EA
.PART 0035 082-17019-10000	SPACER PLATE	SP000		8.000	EA
.PART 0018 082-17026-10000	SPACER PLATE, STRUT	SP000		12.000	EA
.PART 0019 082-17027-10000	SPACER PLATE, HINGE	SP000		4.000	EA
.BOM 0020 083-00843-10001	ENDCAP STRUT PS150 PWD COAT	SP000		4.000	EA
..PART 0001 083-00843-10000	ENDCAP STRUT PS150 ELECTOGALV	SP000		4.000	EA
.PART 0016 084-09475-11000	HINGE BRACKET STEEL	SP000		8.000	EA
.PART 0013 084-09476-11000	LEG BRACE	SP000		8.000	EA
.PART 0006 084-09485-10000	DOUBLER, 50.30CC	SP000		2.000	EA

TECHNIPOWER LLC

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0007 084-09486-10000	CROSS-BRACE, 90.97CC	SP000		2.000	EA
.PART 0008 084-09487-10000	CROSS-BRACE, 62.24CC	SP000		2.000	EA
.PART 0009 084-09488-10000	BRACE ADJUSTER HORIZ.	SP000		1.000	EA
.PART 0004 085-00012-10000	STRUT, OUTER PANEL PS150	SP000		4.000	EA
.PART 0005 085-00013-10000	STRUT MID PS150	SP000		2.000	EA
.PART 0015 085-00014-10000	SUPPORT BAR	SP000		4.000	EA
.PART 0030 085-00015-10000	REAR LEG SPACER WELDMENT	SP000		1.000	EA
.PART 0021 095-01710-00050	HITCHPIN SS 3"L X .5" DIA	SP000		2.000	EA
.BOM 0010 140-21211-10000	ADJUSTER WELDMENT	SP000		2.000	EA
..PART 0004 070-01235-04203	NUT PEM CLS 1/4-20 3 SHANK	20000		2.000	EA
..PART 0003 072-01201-10000	WASH,.531 IDX1" OD ASME SS .05" THK	SP000		4.000	EA
..PART 0002 076-05086-10000	WELD BUSHING	SP000		2.000	EA
..PART 0001 085-00017-10000	ADJUSTER	SP000		2.000	EA
.BOM 0011 140-21212-10000	FRONT LEG WELDMENT	SP000		1.000	EA
..PART 0002 085-00019-10000	FRONT LEG ANGLE	SP000		1.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0012 140-21213-10001	LEG FAB FINISHED	SP000		2.000	EA
..BOM 0001 140-21213-10000	LEG WELDMENT	SP000		2.000	EA
...PART 0003 076-05086-10000	WELD BUSHING	SP000		4.000	EA
...PART 0002 082-17030-10000	FOOT PLATE	SP000		2.000	EA
...PART 0001 085-00016-10000	LEG STEEL	SP000		2.000	EA
.BOM 0014 140-21214-10000	LEG BEAM WELDMENT	SP000		2.000	EA
..PART 0005 076-05086-10000	WELD BUSHING	SP000		6.000	EA
..PART 0002 082-17028-10000	PLATE HINGE WELD	SP000		4.000	EA
..PART 0003 082-17029-10001	ADJUSTER WELD FLANGE RIGHT	SP000		2.000	EA
..PART 0004 082-17029-10002	ADJUSTER WELD FLANGE LEFT	SP000		2.000	EA
..PART 0001 085-00018-10000	BEAM	SP000		2.000	EA
.PART 0037 210-00599-10000	HINGE, BUTT 3.5X3.5 304 SS	SP000		4.000	EA
.PART 0031 213-01230-10000	CORNER BUMPER, MOLDED	SP000		16.000	EA
.PART 0003 215-05033-10000	LABEL FOR MODEL 650-10001-10000	SP000		1.000	EA
.PART 0032 220-01069-10000	TRV BLUE	SP000		3.000	OZ

TECHNIPOWER LLC

BOM NUMBER :650-10001-42300 REV:1
BOM DESCRIPTION :ASSY SOLAR 4 PNL 920W STL FRM MODEL NO:
DATE :03/18/2010
QTY :1.0000

UNCOSTED EXPLODED LEVEL BOM REPORT

P/B ITEM BOM/PART NUMBER	DESCRIPTION	LOCATE	COST	QUANTITY	UNIT
.PART 0026 MS35338-139	WASHER SPLIT LOCK #1/4 SS	60000		16.000	EA

BOM COMMENTS:

06/24/2010 11:24:44
PAGE NO:1
PARTQ.FRX

ONHAND INVENTORY VALUE

" ALL PARTS WITH ONHAND > 0 DIVISION SP SORTED BY PART NUMBER"

PART NUMBER DESCRIPTION	STORES RMA Area-15	SAS STAGING Area-16	IMPERIAL SCRAP Area-17	QUALTRON RESERVED Area-18	COMPUSCI Area-12 Area-19	FLOURSTO Area-13 Area-20	SOLAR Area-14	WIP QTY	TOTAL QTY	UNIT LASTPOCOST	TOTAL LASTPOCOST
045-00002-20000 PANEL, SOLAR 200W	1 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	0	1	429.29	429.29
045-00002-23000 PANEL, SOLAR 230W	4 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	16	20	476.10	9522.00
070-01245-50131 LOCKNUT, 1/2" X 13 3/4 15/32	190 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	130	320	0.23	73.60
070-01246-02520 NUT, .25-20 GRADE 8 ZINC-YELLOW	96 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	64	160	0.11	17.60
070-01247-05013 NUT, STRUT .5-13 S-SN	3 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	2	5	1.28	6.41
070-01248-00250 NUT SCREW RETAINER 1/4ID STL BLK	70 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	30	100	0.07	7.60
072-01196-00250 WASH, BOLT SIZE MED FLT 1/4 18-8SS	90 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	28	118	0.02	2.36
072-01201-10000 WASH,.531 IDX1" OD ASME SS .05" THK	372 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	268	640	0.14	89.60
072-01202-10000 WASH, .25"X.65 CAD WAS 1149-F0463P	136 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	64	200	0.04	8.60
072-01204-10000 WASH 1.125"ID X 1.625"OD X .049" SS	9 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	1	10	1.33	13.30
073-04147-25020 SCREW, 1/4-20 3/4L HHCS SS STD	92 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	8	100	0.31	31.04
073-04163-02520 SCREW 1/4-20X1.125 HHCS NYSEL	96 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	64	160	0.11	17.60
073-04164-05013 SCREW 1/2-13 X 2.5"L HHCS SS	192 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0	128	320	0.69	220.80

06/24/2010 11:24:46
PAGE NO:2
PARTS.FRX

ONHAND INVENTORY VALUE

" ALL PARTS WITH ONHAND > 0 DIVISION SP SORTED BY PART NUMBER"

PART NUMBER / DESCRIPTION	STORES	SAS	IMPERIAL	QUALTRON	COMPUSCI	FLOORSTO	SOLAR	RMA	STAGING	SCRAP	RESERVED	Area-12	Area-13	Area-14	Area-15	Area-16	Area-17	Area-18	Area-19	Area-20	WIP QTY	TOTAL QTY	UNIT LASTPOCOST	TOTAL LASTPOCOST
073-04166-02520 SCREW 1/4-20 X .250" STEEL SHCS	192	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	128	320	0.24	76.80
073-04166-02530 SREW 1/4-20X.625 STEEL ULTR CT SHCS	96	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	64	160	0.15	24.00
073-04167-83201 SCREW 8-32 X 1.0" SS FHCS	96	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	64	160	0.03	5.44
073-04199-51500 SCREW HEX 1/2-13X1.5L SS 818.2.1	8	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2	10	0.78	7.80
075-00035-10000 BOLT J 1/4-20 X 3" STEEL PKG OF 2	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	2	4.28	8.56
076-05079-25020 LOCKNUT INSERT NYLON 1/4-20 18-8SS	80	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	20	100	0.15	15.05
076-05083-01032 LOCKNUT SERRATD FLANGE 10-32 18-8SS	96	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	64	160	0.06	9.76
081-15774-02020 WIRE DUCT SLOTTED PVC 2"X2"	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	51	60	4.90	294.00
081-19775-20000 WIRE DUCT COVER PVC 2"	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	51	60	1.39	83.40
082-17019-10000 SPACER PLATE	48	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	32	80	6.12	489.60
082-17026-10000 SPACER PLATE, STRUT	72	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	48	120	16.11	1933.20
082-17027-10000 SPACER PLATE, HINGE	24	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	16	40	22.05	882.00
083-00843-10001 ENDCAP STRUT P5150 PWD COAT	24	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	16	40	11.00	440.00

06/24/2010 11:24:47
PAGE NO:3
PARTS.FRX

ONHAND INVENTORY VALUE

" ALL PARTS WITH ONHAND > 0 DIVISION SP SORTED BY PART NUMBER"

PART NUMBER / DESCRIPTION								WIP QTY	TOTAL QTY	UNIT LASTPOCOST	TOTAL LASTPOCOST
	STORES	NAS	IMPERIAL	QUALTRON	COMPUSCI	FLOORSTO	SOLAR				
	RMA	STAGING	SCRAP	RESERVED	Area-12	Area-13	Area-14				
	Area-15	Area-16	Area-17	Area-18	Area-19	Area-20					
084-09471-11000	37	0	0	0	0	0	0	32	69	10.10	696.90
HINGE BRACKET STEEL	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
084-08470-11000	48	0	0	0	0	0	0	32	80	10.00	800.00
LEG BRACE	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
084-05485-10000	12	0	0	0	0	0	0	8	20	19.45	389.00
DOUBLER, 58.30CC	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
084-08486-10000	12	0	0	0	0	0	0	8	20	22.60	452.00
CROSS-BRACE, 50.97CC	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
084-05487-10000	12	0	0	0	0	0	0	8	20	19.65	393.00
CROSS-BRACE, 42.34CC	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
084-09498-10000	6	0	0	0	0	0	0	4	10	25.76	257.60
BRACE ADJUSTER HORIZ.	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
085-00012-10000	24	0	0	0	0	0	0	16	40	34.38	1375.20
STRUT, OUTER PANEL PS150	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
085-00013-10000	12	0	0	0	0	0	0	8	20	63.75	1275.00
STRUT MID PS150	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
085-00014-10000	24	0	0	0	0	0	0	16	40	61.00	2440.00
SUPPORT BAR	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
085-00015-10000	6	0	0	0	0	0	0	4	10	38.00	380.00
REAR LEG SPACER WELDMENT	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
095-01055-01120	30	0	0	0	0	0	0	6	36	14.07	506.70
TUBE RND ALUM 2024 1" OD .120 WALL	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
110-00504-04002	20	0	0	0	0	0	0	0	20	1.29	25.80
WIRE 4 GA RED STRANDED	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
135-01849-10075	3	0	0	0	0	0	0	2	5	4.49	22.45
FTG WATERTIGHT STR. 3/4" NM	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
135-01850-12500	20	0	0	0	0	0	0	0	20	12.06	241.20
FITTING CONDUIT FLEX 1 1/4" WTR TIG	0	0	0	0	0	0	0				
	0	0	0	0	0	0					

06/24/2010 11:24:48
PAGE NO:4
PARTS.FRX

ONHAND INVENTORY VALUE

" ALL PARTS WITH ONHAND > 0 DIVISION SP SORTED BY PART NUMBER"

PART NUMBER / DESCRIPTION	STORES	SAS	IMPERIAL	QUALTRON	COMPUSCI	FLOORSTO	SOLAR	RMW	STAGING	SCRAP	RESERVED	Area-12	Area-13	Area-14	Area-15	Area-16	Area-17	Area-18	Area-19	Area-20	WIP QTY	TOTAL QTY	UNIT LASTPOCOST	TOTAL LASTPOCOST
135-01850-29875 FTG 90DEG 3/4NPT LIQ-TIGHT CONDUIT	4	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	5	7.73	38.65
140-21211-10000 ADJUSTER WELDMENT	12	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8	20	61.75	1235.00
140-21212-10008 FRONT LEG WELDMENT	6	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4	10	179.65	1796.50
140-21213-10001 LEG FAB FINISHED	12	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8	20	52.20	1044.00
140-21214-10009 LEG BEAM WELDMENT	12	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8	20	95.25	1905.00
150-06028-10000 LUG, GROUND 4-14 CU	36	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	64	100	4.09	409.00
160-01047-20250 FUSE TIME DELAY 16A 250VAC	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4	5	6.50	32.50
160-01069-10032 FUSE 32V 100V MIDI BOLT DOWN	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9	4.80	43.20
162-00451-10015 BREAKER 15A PUSH TO RESET	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2	5.70	11.40
166-00320-10000 HOLDER FUSE MIDI SERIES	4	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4	8.90	35.60
190-03626-10008 CONN PV-FEMALE PANEL RECEPT	6	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	24	30	4.45	133.50
190-03626-10001 CONN PV-MALE PANEL RECEPT	6	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	24	30	4.40	132.00
190-03631-10012 CONN BRANCH SOCKET F TO MM	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	10	26.20	262.00
190-03631-10021 CONN BRANCH PLUG M TO FF	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	10	21.30	213.00

06/24/2010 11:24:49
PAGE NO:5
PARTS.FRX

ONHAND INVENTORY VALUE

" ALL PARTS WITH ONHAND > 0 DIVISION SP SORTED BY PART NUMBER"

PART NUMBER / DESCRIPTION	STORES / RMA / Area-15	SAS / STAGING / Area-16	IMPERIAL / SCRAP / Area-17	QUALSTON / RESERVED / Area-18	COMPUSCI / Area-12 / Area-19	FLOORSTO / Area-13 / Area-20	SOLAR / Area-14	WIP QTY	TOTAL QTY	UNIT LASTPOCOST	TOTAL LASTPOCOST
190-01632-12515	2	0	0	0	0	0	0	0	2	14.78	29.56
PLUG HEAVY DUTY 125VAC 15A ANGLED	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
210-00599-10008	4	0	0	0	0	0	0	16	20	11.63	232.60
HINGE, BUTT 3.5X3.5 304 SS	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
213-01328-81515	156	0	0	0	0	0	0	4	200	0.55	110.00
PLUG, 1.5X1.5 SQ TUBE	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
214-01130-00100	3	0	0	0	0	0	0	2	5	1.64	8.22
LOOP CLAMP 1.0 ODX1/2" 304SS	0	0	0	0	0	0	0				
	0	0	0	0	0	0					
TOTAL $ AMTS	15247.41	0.00	0.00	0.00	0.00	0.00	0.00	16329.54			31576.96
	0.00	0.00	0.00	0.00	0.00	0.00	0.00				
	0.00	0.00	0.00	0.00	0.00	0.00					

Solar:

Dennis Denio	479.12	Expense Report from Show
Fat Spaniel	60.00	Monitoring Software
Grosolar	10,283.69	Solar Panels
James Sulham	693.13	Expense Report from Show
The Step Group	2,726.00	Profesional Engineer (Certification & Wind Study)
	1,800.00	Profesional Engineer (Certification & Wind Study)
Win Solar	123.92	Cables & Harness
Sub-total	**16,165.86**	

Schedule E

SOLAR LIABILITIES

Dennis Denio	479.12	Expense Report from Show
Fat Spaniel	60.00	Monitoring Software
Grosolar	10,283.69	Solar Panels
M. M. E.	3,663.10	
James Sulham	693.13	Expense Report from Show
The Step Group	2,726.00	Professional Engineer (Certification & Wind Study)
	1,800.00	
Win Solar	123.92	Cables & Harness
	$19,828.96	